Exhibit 4.2

THIS FIRST SUPPLEMENTAL INDENTURE is dated as of [         ], 201[6], among Johnson Controls International plc, a public limited company organized under the laws of Ireland (the “Company”), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”), Elavon Financial Services DAC, UK Branch, as paying agent (the “Euro Paying Agent”) with respect to the Euro Offered Securities (as defined herein), and Elavon Financial Services DAC, as transfer agent (the “Transfer Agent”) and Security Registrar (the “Security Registrar”).

RECITALS

A.            The Company and the Trustee executed and delivered an Indenture, dated as of [             ], 201[6] (the “Base Indenture”), to provide for the issuance by the Company from time to time of debt securities evidencing its indebtedness.

B.            Pursuant to resolutions of the Board of Directors, the Company has authorized the issuance of the Offered Securities (as defined herein).

C.            The entry into this First Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Base Indenture.

D.            The Company desires to enter into this First Supplemental Indenture pursuant to Section 9.01 of the Base Indenture to establish the terms of the Offered Securities in accordance with Section 2.01 of the Base Indenture and to establish the form of the Offered Securities in accordance with Section 2.02 of the Base Indenture.

E.            All things necessary to make this First Supplemental Indenture a valid indenture and agreement according to its terms have been done.

NOW, THEREFORE, for and in consideration of the foregoing premises, the Company, the Trustee, the Euro Paying Agent, the Transfer Agent and the Security Registrar mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Offered Securities of each series as follows:

ARTICLE I.

Section 1.01         Definitions of Terms.

(a)           Capitalized terms used but not defined in this First Supplemental Indenture shall have the meanings ascribed thereto in the Base Indenture.

(b)           As used herein, the following terms shall have the following meanings with respect to the Offered Securities only:

“Adjusted Redemption Treasury Rate,” with respect to any redemption date for the Dollar Offered Securities of any series, means the rate equal to the semiannual equivalent yield to maturity or interpolated (on a 30/360 day count basis) yield to maturity of the Comparable Redemption Treasury Issue, assuming a price for the Comparable Redemption Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Redemption Treasury Price for such redemption date.

“Comparable Redemption Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Dollar Offered Securities to be redeemed that would be utilized at the time of selection and in accordance with customary financial practice in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Dollar Offered Securities.

“Comparable Redemption Treasury Price,” with respect to any redemption date for the Dollar Offered Securities of any series, means (i) the average of the Redemption Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Redemption Reference Treasury Dealer Quotations (unless there is more than one highest or lowest quotation, in which case only one such highest and/or lowest quotation shall be excluded), or (ii) if the Quotation Agent obtains fewer than four such Redemption Reference Treasury Dealer Quotations, the average of all such Redemption Reference Treasury Dealer Quotations.

“Dollar Offered Securities” means the Offered Securities other than the Euro Offered Securities.

“Euro Offered Securities” means the €[500,000,000](1) 1.375% Notes due 2025 issued pursuant to this First Supplemental Indenture.

“Independent Investment Banker” means one of the Redemption Reference Treasury Dealers appointed by the Company.

“Offered Securities” means the Securities issued in several series pursuant to this First Supplemental Indenture, having the titles set forth in Section 1.02(1).

“Quotation Agent” means a Redemption Reference Treasury Dealer appointed as such agent by the Company.

“Redemption Reference Treasury Dealer” means (1) each of Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (or their respective Affiliates that are Primary Treasury Dealers (as defined below)) and their respective successors and (2) two other Primary Treasury Dealers selected by the Company after consultation with the Independent Investment Banker; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer.

“Redemption Reference Treasury Dealer Quotations,” with respect to each Redemption Reference Treasury Dealer and any redemption date for the Dollar Offered Securities of any

(1)  Amount to be conformed to result of applicable exchange offer.

series, means the average, as determined by the Quotation Agent, of the bid and offer prices at 11:00 a.m., New York City time, for the Comparable Redemption Treasury Issue (expressed in each case as a percentage of its principal amount) for settlement on the redemption date quoted in writing to the Quotation Agent by such Redemption Reference Treasury Dealer on the third Business Day preceding such redemption date.

“Reference Bond” means, in relation to any Treasury Rate calculation, a German government bond whose maturity is closest to the maturity of the Euro Offered Securities, or if the Company or an independent investment bank appointed by the Company considers that such similar bond is not in issue, such other German government bond as the Company or an independent investment bank appointed by the Company, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company or an independent investment bank appointed by the Company, determine to be appropriate for determining the Treasury Rate.

“Remaining Scheduled Payments” means, with respect to each Euro Offered Security to be redeemed, the remaining scheduled payments of principal of and interest on the relevant Euro Offered Security that would be due after the related redemption date but for the redemption.  If that redemption date is not an Interest Payment Date with respect to a Euro Offered Security, the amount of the next succeeding scheduled interest payment on the relevant Euro Offered Security will be reduced by the amount of interest accrued on the Euro Offered Security to the redemption date.

“Treasury Rate” means the rate per annum (which, if less than zero, shall be deemed to be zero) equal to the annual equivalent yield to maturity of the Reference Bond, assuming a price for the Reference Bond (expressed as a percentage of its principal amount) equal to the middle market price of the Reference Bond prevailing at 11:00 a.m. (London time) on the third Business Day preceding such redemption date as determined by the Company or an independent investment bank appointed by the Company.

Section 1.02         Terms of Offered Securities.  The following terms relate to the Offered Securities:

(1)           The Offered Securities constitute several separate series of securities having the titles set forth under the caption “Series of Offered Securities” in the table below.

Series of Offered Securities	Principal Amount(2)	Interest Rate and Calculation Method	Initial Interest Accrual Date(3)	Interest Payment Dates	Regular Record Dates	Maturity Date
2.355% Senior Notes due 2017	$45,896,000	2.355% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months	September 30, 2016	March 31 and September 30	Preceding March 15 and September 15, respectively	March 31, 2017

(2)  Amounts to be conformed to results of applicable exchange offers.

(3)  Initial Interest Accrual Dates assume Expiration Date (as defined in the Registration Statement) with respect to the applicable series of Offered Securities occurs on December 23, 2016 and the applicable series of Offered Securities is issued on December 28, 2016.

Series of Offered Securities	Principal Amount(2)	Interest Rate and Calculation Method	Initial Interest Accrual Date(3)	Interest Payment Dates	Regular Record Dates	Maturity Date
7.125% Notes Due July 15, 2017	$150,000,000	7.125% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months	July 15, 2016	July 15 and January 15	Preceding July 1 and January 1, respectively	July 15, 2017
1.400% Senior Notes due 2017	$300,000,000	1.400% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months	November 2, 2016	May 2 and November 2	Preceding April 18 and October 18, respectively	November 2, 2017
5.000% Senior Notes due 2020	$500,000,000	5.000% per annum, calculated on the basis of a 360-day year consisting of twelve 30 day months	September 30, 2016	March 30 and September 30	Preceding March 15 and September 15, respectively	March 30, 2020
4.25% Senior Notes due 2021	$500,000,000	4.25% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months	September 1, 2016	March 1 and September 1	Preceding February 15 and August 15, respectively	March 1, 2021
3.750% Senior Notes due 2021	$450,000,000	3.750% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months	December 1, 2016	June 1 and December 1	Preceding May 15 and November 15, respectively	December 1, 2021
3.625% Senior Notes due 2024	$500,000,000	3.625% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months	January 2, 2017	January 2 and July 2	Preceding December 18 and June 18, respectively	July 2, 2024
6.000% Notes due 2036	$400,000,000	6.000% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months	July 15, 2016	January 15 and July 15	Preceding January 1 and July 1, respectively	January 15, 2036
5.70% Senior Notes due 2041	$300,000,000	5.70% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months	September 1, 2016	March 1 and September 1	Preceding February 15 and August 15, respectively	March 1, 2041
5.250% Senior Notes due 2041	$250,000,000	5.250% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months	December 1, 2016	June 1 and December 1	Preceding May 15 and November 15, respectively	December 1, 2041
4.625% Senior Notes due 2044	$450,000,000	4.625% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months	January 2, 2017	January 2 and July 2	Preceding December 18 and June 18, respectively	July 2, 2044

Series of Offered Securities	Principal Amount(2)	Interest Rate and Calculation Method	Initial Interest Accrual Date(3)	Interest Payment Dates	Regular Record Dates	Maturity Date
6.950% Debentures due December 1, 2045	$125,000,000	6.950% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months	December 1, 2016	June 1 and December 1	Preceding May 15 and November 15, respectively	December 1, 2045
4.950% Senior Notes due 2064	$450,000,000	4.950% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months	January 2, 2017	January 2 and July 2	Preceding December 18 and June 18, respectively	July 2, 2064
3.750% Notes due 2018	$67,080,000	3.750% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months	July 15, 2016	January 15 and July 15	Preceding January 1 and July 1, respectively	January 15, 2018
4.625% Notes due 2023	$42,166,000	4.625% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months	July 15, 2016	January 15 and July 15	Preceding January 1 and July 1, respectively	January 15, 2023
1.375% Notes due 2025	€500,000,000

1.375% per annum, calculated based on the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid (or February 25, 2016, if no interest has been paid), to but excluding the next scheduled Interest Payment Date (ACTUAL/ACTUAL (ICMA)).

			February 25, 2016	February 25	Preceding February 10	February 25, 2025
3.900% Notes due 2026	$750,000,000	3.900% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months	August 14, 2016	February 14 and August 14	Preceding February 1 and August 1, respectively	February 14, 2026
5.125% Notes due 2045	$750,000,000	5.125% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months	September 14, 2016	March 14 and September 14	Preceding March 1 and September 1, respectively	September 14, 2045

(2)           The initial aggregate principal amount of the Offered Securities of each series that may be authenticated and delivered under the Base Indenture (except for Offered Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Offered Securities of such series pursuant to Section 2.05, 2.06, 2.07, 2.11 or 3.03 of the Base Indenture) is as set forth under the caption “Principal Amount” in the table in clause (1) above.

(3)           The entire Outstanding principal of the Offered Securities of each series shall be payable on the dates set forth under the caption “Maturity Date” in the table in clause (1) above.

(4)           The rate at which the Offered Securities of each series shall bear interest is as set forth under the caption “Interest Rate and Calculation Method” in the table in clause (1) above.  Such interest shall be calculated using the payment conventions set forth under the caption “Interest Rate and Calculation Method” in the table in clause (1) above.

(5)           Interest on the Offered Securities of each series shall accrue from the dates set forth under the caption “Initial Interest Accrual Date” in the table in clause (1) above, or, if later, the most recent Interest Payment Date to which interest in respect of the Offered Securities of such series has been paid or provided for.  The Interest Payment Dates for the Offered Securities of each series shall be as set forth under the caption “Interest Payment Dates” in the table in clause (1) above.  Interest in respect of the Offered Securities of each series shall be payable on each applicable Interest Payment Date to the applicable Holders of record at the close of business on the dates set forth under the caption “Regular Record Date” in the table in clause (1) above (the “regular record dates”); provided, that if the date set forth under the caption “Regular Record Date” in the table in clause (1) above with respect to an Interest Payment Date for a series of Offered Securities is after [          ](4) and prior to [              ],(5) the regular record date for such Interest Payment Date for such series of Offered Securities shall be [          ].(6)

(6)           The Company initially appoints Elavon Financial Services DAC, UK Branch (“Elavon, UK Branch”) as Euro Paying Agent with respect to the Euro Offered Securities pursuant to Section 4.03 of the Base Indenture until such time as Elavon, UK Branch has resigned or a successor has been appointed.  Elavon, UK Branch hereby accepts such initial appointment and the Company confirms that such initial appointment is acceptable to it.  Elavon, UK Branch shall have all of the rights, privileges, protections and immunities granted to the Trustee in the Indenture mutatis mutandis.  Principal of, premium, if any, interest on and additional amounts, if any, on the Euro Offered Securities will be payable at the office or agency of the Euro Paying Agent at Elavon Financial Services DAC, Block E, Cherrywood Business Park, Loughlinstown, Dublin, Ireland acting through its UK Branch (registered number BR009373) from its offices at Fifth Floor, 125 Old Broad Street, London EC2N-1AR United Kingdom, until such time as the Company designates an alternate place of payment.

The Company initially appoints Elavon Financial Services DAC (“Elavon”) as Security Registrar and Transfer Agent with respect to the Offered Securities pursuant to Section 4.03(b) of the Base Indenture until such time as Elavon has resigned or a successor has been appointed.  Elavon hereby accepts such initial appointment and the Company confirms that such initial appointment is acceptable to it.  Elavon shall have all of the rights, privileges, protections and immunities granted to the Trustee in the Indenture mutatis mutandis.

The obligations of the Euro Paying Agent, the Security Registrar and the Transfer Agent shall be several and not joint.

(4)  Insert the Expiration Date with respect to the applicable series of Offered Securities.

(5)  Insert the date on which the Offered Series of the applicable series are issued.

(6)  Insert the date on which the Offered Series of the applicable series are issued.

(7)           [Reserved].

(8)           (A) Prior to the applicable Par Call Date set forth in the table below, the Company may, at its option, redeem the Dollar Offered Securities of any series (other than the Dollar Offered Securities designated as “non-par callable” under the caption “Par Call Date” and/or “non-callable prior to maturity” under the caption “Applicable Spread” in the table below), in whole at any time or in part from time to time (in $1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof, as set forth under the caption “Minimum Authorized Denominations” in the table below), at a redemption price equal to the greater of (the “Applicable Par Call Date Notes Premium”):

(i) 100% of the principal amount of the Dollar Offered Securities of the applicable series to be redeemed, and

(ii) as determined by the Quotation Agent and delivered to the Trustee in writing, the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the applicable Dollar Offered Securities matured on the applicable Par Call Date (exclusive of interest accrued to the redemption date), discounted to the redemption date (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Redemption Treasury Rate plus the Applicable Spread set forth in the table below, plus, in either situation (i) or (ii), accrued and unpaid interest, if any, thereon to, but excluding, the redemption date (subject to the right of Holders of record on the relevant regular record date to receive interest due on the relevant Interest Payment Date).

On or after the applicable Par Call Date, the Company may, at its option, redeem the Dollar Offered Securities of any series (other than the Dollar Offered Securities designated as “non-par callable” under the caption “Par Call Date” and/or “non-callable prior to maturity” under the caption “Applicable Spread” in the table below), in whole at any time or in part from time to time (in $1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof, as set forth under the caption “Minimum Authorized Denominations” in the table below), at a redemption price equal to 100% of the principal amount of the Dollar Offered Securities of the applicable series to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date (subject to the right of Holders of record on the relevant regular record date to receive interest due on the relevant Interest Payment Date).

The Company may, at its option, redeem each series of Dollar Offered Securities designated as “non-par callable” under the caption “Par Call Date” and not designated as “non-callable prior to maturity” under the caption “Applicable Spread” in the table below, in whole at any time or in part from time to time (in $1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof, as set forth under the caption “Minimum Authorized Denominations” in the table below), at a redemption price equal to the greater of (the “Applicable Non-Par Call Date Notes Premium”):

(i) 100% of the principal amount of the Dollar Offered Securities of the applicable series to be redeemed, and

(ii) as determined by the Quotation Agent and delivered to the Trustee in writing, the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the redemption date), discounted to the redemption date (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Redemption Treasury Rate plus the Applicable Spread set forth in the table below, plus, in either situation (i) or (ii), accrued and unpaid interest, if any, thereon to, but excluding, the redemption date (subject to the right of Holders of record on the relevant regular record date to receive interest due on the relevant Interest Payment Date).

Each series of Dollar Offered Securities designated as “non-callable prior to maturity” under the caption “Applicable Spread” in the table below is not redeemable prior to maturity.

The Par Call Date, Applicable Spread and minimum authorized denominations for each series of Dollar Offered Notes are as follows:

Series of Dollar Offered Securities	Par Call Date	Applicable Spread	Minimum Authorized Denominations
2.355% Senior Notes due 2017	non-par callable	20 basis points	$2,000
1.400% Senior Notes due 2017	non-par callable	10 basis points	$2,000
7.125% Notes due July 15, 2017	non-par callable	non-callable prior to maturity	$2,000
5.000% Senior Notes due 2020	non-par callable	25 basis points	$2,000
4.25% Senior Notes due 2021	non-par callable	15 basis points	$2,000
3.750% Senior Notes due 2021	September 1, 2021 (three months prior to the maturity date)	25 basis points	$2,000
3.625% Senior Notes due 2024	April 2, 2024 (three months prior to the maturity date)	15 basis points	$2,000
6.000% Notes due 2036	non-par callable	25 basis points	$2,000
5.70% Senior Notes due 2041	non-par callable	20 basis points	$2,000
5.250% Senior Notes due 2041	June 1, 2041 (six months prior to the maturity date)	35 basis points	$2,000
4.625% Senior Notes due 2044	January 2, 2044 (six months prior to the maturity date)	20 basis points	$2,000
6.950% Debentures due 2045	non-par callable	non-callable prior to maturity	$2,000

Series of Dollar Offered Securities	Par Call Date	Applicable Spread	Minimum Authorized Denominations
4.950% Senior Notes due 2064	January 2, 2064 (six months prior to the maturity date)	25 basis points	$2,000
3.750% Notes due 2018	non-par callable	15 basis points	$2,000
4.625% Notes due 2023	October 15, 2022 (three months prior to the maturity date)	20 basis points	$2,000
3.900% Notes due 2026	November 14, 2025 (three months prior to the maturity date)	30 basis points	$2,000
5.125% Notes due 2045	March 14, 2045 (six months prior to the maturity date)	35 basis points	$2,000

(B) Prior to November 25, 2024 (three months prior to the maturity date), the Company may, at its option, redeem the Euro Offered Securities, in whole at any time or in part from time to time (in €1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination of €100,000), at a redemption price equal to the greater of (the “Applicable Euro Notes Premium”) (i) 100% of the principal amount of the Euro Offered Securities to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined below) discounted to the redemption date, on an annual basis (ACTUAL/ACTUAL (ICMA)), at a rate equal to the Treasury Rate (as defined below) plus 20 basis points plus, in either case, accrued and unpaid interest, if any, thereon to, but excluding, the redemption date (subject to the right of Holders of record on the relevant regular record date to receive interest due on the relevant Interest Payment Date).

On or after November 25, 2024 (three months prior to their maturity date), the Company may, at its option, redeem the Euro Offered Securities, in whole at any time or in part from time to time (in €1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination of €100,000), at a redemption price equal to 100% of the principal amount of the Euro Offered Securities to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date (subject to the right of Holders of record on the relevant regular record date to receive interest due on the relevant Interest Payment Date).

In addition, the Offered Securities of each series may be redeemed pursuant to Article XIV of the Base Indenture.

(9)           Except as provided herein, the Offered Securities shall not be subject to redemption, repurchase or repayment at the option of any Holder thereof, upon the occurrence of any particular circumstance or otherwise.  The Offered Securities will not have the benefit of any sinking fund.

(10)         The Offered Securities shall be substantially in the forms attached hereto as [Exhibits A through R],(7) the terms of which are herein incorporated by reference.

(11)         The Dollar Offered Securities will be issued in registered form without interest coupons and only in denominations of $2,000 and whole multiples of $1,000 in excess thereof.  The Euro Offered Securities will be issued in registered form without interest coupons and only in denominations of €100,000 and whole multiples of €1,000 in excess thereof.

(12)         (A) All payments of interest and principal, including payments made upon any redemption or repurchase of the Dollar Offered Securities, will be payable in Dollars.

(B) All payments of interest and principal, including payments made upon any redemption or repurchase of the Euro Offered Securities, will be payable in Euros. If, on or after [             ],(8) the Euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the control of the Company or if the Euro is no longer being used by the then member states of the European Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Euro Offered Securities will be made in Dollars until the Euro is again available to the Company or so used.  In such circumstances, the amount payable on any date in Euros will be converted into Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent Dollar/Euro exchange rate available on or prior to the second Business Day prior to the relevant payment date as determined by the Company in its sole discretion.  Any payment in respect of the Euro Offered Securities so made in Dollars will not constitute an Event of Default under the Euro Offered Securities or the Indenture.  Neither the Trustee nor the Euro Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

(13)         [Reserved].

(14)         [Reserved].

(15)         (A) The Dollar Offered Securities shall be issuable in whole in the registered form of one or more Global Securities, and DTC shall be the initial Depositary.

(B) The Euro Offered Securities shall be issuable in whole in the registered form of one or more Global Securities, and the common depositary on behalf of Euroclear and Clearstream shall be the initial Depositary.

(16)         The Offered Securities will not be convertible into or exchangeable for other Securities, common shares or other securities of the Company.

(7)  Exhibit to be conformed to results of exchange offers.  One form of note will be attached for each series of Offered Securities.

(8)  To be the date of the prospectus.

(17)         The provisions of Section 4.08 of the Base Indenture shall not apply to the 6.000% Notes due 2036, the 7.125% Notes Due July 15, 2017, and the 6.950% Debentures due December 1, 2045.

(18)         Except as provided herein, the Holders of the Offered Securities shall have no special rights in addition to those provided in the Base Indenture upon the occurrence of any particular events.

(19)         [Reserved].

(20)         [Reserved].

(21)         The Offered Securities may be defeased in accordance with the provisions of Section 11.03 of the Base Indenture and the Indenture shall cease to be of further effect with respect to the Offered Securities in accordance with the provisions of Section 11.02 of the Base Indenture; provided, however, that (a) for purposes of defeasance of the Euro Offered Securities and satisfaction and discharge of the Indenture with respect to the Euro Offered Securities and (b) as otherwise used in Article XI of the Base Indenture with respect to the Euro Offered Securities, the term “Governmental Obligations” shall have the meaning set forth in [Section 1.03(a)] this First Supplemental Indenture.

(22)         [Reserved].

(23)         The Offered Securities of each series will be issued as Unrestricted Securities.

(24)         No Offered Securities of any series shall be issued with guarantees.

(25)         The additional provisions set forth in Section 1.03 shall be applicable to the Euro Offered Securities.

Section 1.03         Additional Terms of Euro Offered Securities.

(a)           For purposes of the Base Indenture and this First Supplemental Indenture, with respect to the Euro Offered Securities the term “Governmental Obligations” means  (x) any security which is (i) a direct obligation of the German government or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the German government the payment of which is fully and unconditionally guaranteed by the German government, the central bank of the German government or a governmental agency of the German government, which, in either case (x)(i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) certificates, depositary receipts or other instruments which evidence a direct ownership interest in obligations described in clause (x)(i) or (x)(ii) above or in any specific principal or interest payments due in respect thereof.

(b)           Claims against the Company for the payment of principal or Additional Amounts, if any, of the Euro Offered Securities will be prescribed ten years after the applicable due date for payment thereof.  Claims against the Company for the payment of interest, if any, of the Euro

Offered Securities will be prescribed five years after the applicable due date for payment of interest.

(c)           The third and fourth sentences of Section 2.05(c) of the Base Indenture shall not apply to the Euro Offered Securities, and instead the following shall apply:

Each Global Security is exchangeable for Definitive Securities only if (1) the Depositary for such Global Security notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security and a successor Depositary is not appointed by the Company within 90 days after receiving that notice; (2) upon request of a Holder of any Euro Offered Securities upon the occurrence and continuance of an Event of Default with respect to the Euro Offered Securities; or (3) the Company determines that such Global Security will be exchangeable for Definitive Securities and notifies the Trustee of its decision.  Upon the occurrence of any of the foregoing clauses (1), (2) and (3), the provisions of Section 2.11 of the Base Indenture shall no longer apply to the Euro Offered Securities.

(d)           The second sentence of Section 2.11(a) of the Base Indenture shall not apply to the Euro Offered Securities, and instead the following shall apply:

The Holder of a Global Security representing a Euro Offered Security shall be the only Person entitled to receive payments in respect of Euro Offered Securities represented by such Global Security, and the Company will be discharged by payment to, or to the order of, the Holder of such Global Security in respect of each amount so paid.  After payment to the Depositary (or its nominee) of interest, principal or other amounts in respect of the Euro Offered Securities represented by a Global Security, the Company will not have responsibility or liability for the payment of such amounts to Euroclear or Clearstream or to Holders or beneficial owners of book-entry interests in the Euro Offered Securities.  Each Person owning a beneficial interest in a Euro Offered Security must rely on the procedures of the Depositary and, if such Person is not a Participant, on the procedures of the Participant through which such Person owns its interest, in order to exercise any rights of a Holder of Euro Offered Securities.

(e)           Any notice or communication by the Company or the Trustee to the Euro Paying Agent, the Transfer Agent or the Security Registrar is duly given if in writing and delivered electronically or in person or mailed by first-class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the following addresses, as applicable:

If to the Euro Paying Agent:	Elavon Financial Services DAC, UK Branch
Fifth Floor
125 Old Broad Street
London
EC2N-1AR
United Kingdom
Facsimile: 44 (0)207 365 2577
Attention: MBS Relationship Management

If to the Transfer Agent or the Security Registrar:	Elavon Financial Services DAC
Block E
Cherrywood Business Park
Loughlinstown, Co. Dublin
Ireland
Facsimile: 44 (0)207 365 2577
Attention: MBS Relationship Management

ARTICLE II.

MISCELLANEOUS

Section 2.01         Confirmation of Indenture.  The Base Indenture, as supplemented and amended by this First Supplemental Indenture, is in all respects ratified and confirmed, and the Base Indenture, this First Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

Section 2.02         Concerning the Trustee.  In carrying out the Trustee’s responsibilities hereunder, the Trustee shall have all of the rights, protections and immunities which it possesses under the Indenture.  The recitals contained herein and in the Offered Securities, except the certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture or of the Offered Securities.  The Trustee shall not be accountable for the use or application by the Company of the Offered Securities or the proceeds thereof.

Section 2.03         Governing Law.  This First Supplemental Indenture and the Offered Securities shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would require the application of any other law.

Section 2.04         Separability.  In case any provision in this First Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 2.05         Counterparts.  This First Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 2.06         No Benefit.  Nothing in this First Supplemental Indenture, express or implied, shall give to any Person other than the parties hereto and their successors or assigns, and the Holders of the Offered Securities, any benefit or legal or equitable rights, remedy or claim under this First Supplemental Indenture or the Base Indenture.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed all as of the day and year first above written.

JOHNSON CONTROLS INTERNATIONAL PLC

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Name:
Title:

ELAVON FINANCIAL SERVICES DAC, UK BRANCH,
as Euro Paying Agent

By:
Name:
Title:

By:
Name:
Title:

ELAVON FINANCIAL SERVICES DAC,
as Transfer Agent and Security Registrar

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to JCI plc First Supplemental Indenture]

EXHIBIT [A](9)
FORM OF [      ]% [SENIOR] [NOTES][DEBENTURES] DUE [      ]

[Insert the Private Placement Legend and/or the Global Security legend, as applicable]

[    ]% [SENIOR] [NOTES][DEBENTURES] DUE [    ]

No. [ ]	$[ ]
Common No. [ ]
ISIN No. [ ]
CUSIP. [ ]

JOHNSON CONTROLS INTERNATIONAL PLC

promises to pay to CEDE & CO. or registered assigns, the principal sum of [  ] Dollars on [        ].

Interest Payment Date:  [   ] and [    ] of each year

Record Date:  [     ] and [        ] of each year

Each Holder of this Note (as defined below), by accepting the same, agrees to and shall be bound by the provisions hereof and of the Indenture described herein, and authorizes and directs the Trustee described herein on such Holder’s behalf to be bound by such provisions.  Each Holder of this Note hereby waives all notice of the acceptance of the provisions contained herein and in the Indenture and waives reliance by such Holder upon said provisions.

This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose unless the Certificate of Authentication hereon shall have been duly executed by the Trustee or Authenticating Agent by manual or facsimile signature of an authorized signatory.  The provisions of this Note are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in accordance with Section 2.04 of the Indenture.

Date: [ ]

JOHNSON CONTROLS INTERNATIONAL PLC

Name:
Title:

[If second signature is applicable]
Name:
Title:

(9)  To be used for each series of Offered Securities except the Euro Offered Securities.

CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

[By:	,
as Authenticating Agent]

By:
Name:
Title:

By:
Name:
Title:

Dated:

JOHNSON CONTROLS INTERNATIONAL PLC

[       ]% [Senior] [Notes][Debentures] due [       ]

This security is one of a duly authorized series of debt securities of Johnson Controls International plc, a public limited company organized under the laws of Ireland (the “Company”), issued or to be issued in one or more series under and pursuant to an Indenture for the Company’s debt securities, dated as of [          ], 2016 (the “Base Indenture”), duly executed and delivered by and among the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of [       ], 2016 (the “First Supplemental Indenture”), by and among the Company the Trustee, Elavon Financial Services DAC, UK Branch, as paying agent (the “Euro Paying Agent”) with respect to the Euro Offered Securities (as defined herein), and Elavon Financial Services DAC, as transfer agent (the “Transfer Agent”) and Security Registrar (the “Security Registrar”).  By the terms of the Base Indenture, the Securities issuable thereunder are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture.  This Security is one of the series designated on the face hereof (individually, a “Note,” and collectively, the “Notes”), and reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties and immunities of the Trustee, the Company and the Holders of the Notes (the “Noteholders”).  Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Base Indenture or the First Supplemental Indenture, as applicable.

1.                          Interest.  The Company promises to pay interest on the principal amount of this Note at an annual rate of [   ]%.  The Company will pay interest semi-annually on [        ] and [        ] of each year (each such day, an “Interest Payment Date”).  If any Interest Payment Date, redemption date or maturity date of this Note is not a Business Day, then payment of principal, premium, if any, or interest shall be made on the next Business Day with the same force and effect as if made on the nominal date such payment was due, and no interest shall accrue for the period after such nominal date to the date of such payment on the next Business Day.  Interest on the Notes will accrue from the most recent date to which interest has been paid or duly provided for (or [          ], if no interest has been paid).  Interest on the Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

2.                          Method of Payment.  The Company will pay the interest installment on this Note that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for the Notes to the Person in whose name this Note (or one or more Predecessor Securities hereto) is registered at the close of business on the regular record date referred to on the facing page of this Note for such interest installment.  In the event that this Note or a portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on this Note will be paid upon presentation and surrender of this Note as provided in the Indenture.  The principal of and the interest on this Note shall be payable in Dollars at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

3.                          Paying Agent, Transfer Agent and Security Registrar.  Initially, the Trustee will act as paying agent and Elavon Financial Services DAC will act as transfer agent and Security

Registrar.  The Company may change or appoint any paying agent, Security Registrar or transfer agent without prior notice to any Noteholder.  The Company or any of its subsidiaries may act as paying agent, transfer agent or Security Registrar in respect of any Notes.

4.                          Indenture.  The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (“TIA”) as in effect on the date the Indenture is qualified.  The Notes are subject to all such terms, and Noteholders are referred to the Indenture and TIA for a statement of such terms.  The Notes are unsecured general obligations of the Company and constitute the series designated on the face hereof as the “[       ]% [Senior] [Notes][Debentures] due [           ]”, initially limited to $[        ] in aggregate principal amount.

The Company will furnish to any Noteholder upon written request and without charge a copy of the Base Indenture and the First Supplemental Indenture.  Requests may be made to: Johnson Controls International plc, One Albert Quay, Cork, Ireland.

5.                          Optional Redemption.  The Notes will be subject to redemption in accordance with the terms of Section 1.02(8)(A) of the First Supplemental Indenture and Articles III and XIV of the Base Indenture.  If the giving of notice of redemption shall have been completed as provided in the Indenture, interest on such Notes or portions of Notes will cease to accrue on and after the date fixed for redemption, unless the Company defaults in the payment of the applicable redemption price and accrued interest (if any) with respect to any such Note or portion thereof.  The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

6.                          [Change of Control Triggering Event.  Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, unless the Company has exercised its right to redeem the Notes by giving irrevocable notice on or prior to the 30th day after the Change of Control Triggering Event in accordance with the Indenture, each Holder of Notes will have the right to require the Company to purchase all or a portion of such Holder’s Notes pursuant to a Change of Control Offer in accordance with Section 4.08 of the Base Indenture.](10)

7.                          Denominations, Transfer, Exchange.  The Notes are in registered form without interest coupons in the denominations of $2,000 or any integral multiple of $1,000 in excess thereof.  The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture.  Subject to and in accordance with Section 2.05 of the Base Indenture, the Notes may be presented for exchange or for registration of transfer at the office of the Security Registrar or at the office of any transfer agent designated by the Company for such purpose.

8.                          Persons Deemed Owners.  Prior to the due presentment for the registration of a transfer of any Note, the Company, the Trustee, any applicable paying agent, any transfer agent and any Security Registrar may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and neither the Company nor the Trustee nor any

(10)  To be omitted for the 6.000% Notes due 2036, the 7.125% Notes Due July 15, 2017 and the 6.950% Debentures due December 1, 2045.

applicable paying agent, transfer agent or Security Registrar shall be affected by any notice to the contrary.

9.                          [Reserved].

10.                   [Reserved].

11.                   Defaults and Remedies.  If an Event of Default shall have occurred and be continuing in respect of the Notes, in each and every such case, unless the principal of all the Notes shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then Outstanding, by notice in writing to the Company, and to the Trustee if given by such Noteholders, may declare the Notes to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, notwithstanding anything contained in the Indenture or in the Notes to the contrary.

12.                   Trustee, Paying Agent, Transfer Agent and Security Registrar May Hold Notes.  The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee.  However, in the event that the Trustee acquires any conflicting interest, it must either eliminate such conflict within 90 days, apply to the Commission for permission to continue as Trustee or resign.  Any Authenticating Agent, paying agent, transfer agent or Security Registrar may do the same with like rights and duties.  The Trustee must also comply with Section 7.08 of the Base Indenture.

13.                   No Recourse Against Others.  No recourse under or upon any obligation, covenant or agreement of the Indenture, or of any Note, or for any claim based thereon or otherwise in respect hereof or thereof, shall be had against any incorporator, shareholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor Person, either directly or through the Company or any such predecessor or successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that the Indenture, the Notes and the obligations issued hereunder and thereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors as such, of the Company or of any predecessor or successor Person, or any of them, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in any of the Notes or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director as such, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in any of the Notes or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of the Indenture and the issuance of the Notes.

14.                   Discharge of Indenture.  The Indenture contains certain provisions pertaining to discharge and defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

15.                   Authentication.  This Note shall not be valid until the Trustee or Authenticating Agent signs the certificate of authentication attached to the other side of this Note.

16.                   [Reserved].

17.                   Additional Amounts.  The Company is obligated to pay Additional Amounts on this Note to the extent provided in Article XIV of the Indenture.

18.                   Abbreviations.  Customary abbreviations may be used in the name of a Noteholder or an assignee, such as:  TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

19.                   Governing Law.  The Indenture and this Note shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would require the application of any other law.

ASSIGNMENT FORM

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                            agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this
Note)

Signature Guarantee:

EXHIBIT [B]
FORM OF 1.375% NOTES DUE 2025

[Insert the Private Placement Legend and/or the Global Security legend, as applicable]

1.375% NOTES DUE 2025

No. [ ]	[€][500,000,000](11)
Common No. [ ]
ISIN No. [ ]
CUSIP. [ ]

JOHNSON CONTROLS INTERNATIONAL PLC

promises to pay to USB Nominees (UK) Limited or registered assigns, the principal sum of [ ] Euros on February 25, 2025.

Interest Payment Date: February 25 of each year

Record Date: February 10 of each year

Each Holder of this Note (as defined below), by accepting the same, agrees to and shall be bound by the provisions hereof and of the Indenture described herein, and authorizes and directs the Trustee described herein on such Holder’s behalf to be bound by such provisions. Each Holder of this Note hereby waives all notice of the acceptance of the provisions contained herein and in the Indenture and waives reliance by such Holder upon said provisions.

This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose unless the Certificate of Authentication hereon shall have been duly executed by the Trustee or Authenticating Agent by manual or facsimile signature of an authorized signatory. The provisions of this Note are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in accordance with Section 2.04 of the Indenture.

Date: [ ]

JOHNSON CONTROLS INTERNATIONAL PLC

Name:
Title:

[If second signature is applicable]
Name:
Title:

(11) Amount to be conformed to result of applicable exchange offer described in the Registration Statement.

(12) Insert name of common depositary for Clearstream and Euroclear

CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

[By:	,
as Authenticating Agent]

By:
Name:
Title:

By:
Name:
Title:

Dated:

JOHNSON CONTROLS INTERNATIONAL PLC

1.375% Notes due 2025

This security is one of a duly authorized series of debt securities of Johnson Controls International plc, a public limited company organized under the laws of Ireland (the “Company”), issued or to be issued in one or more series under and pursuant to an Indenture for the Company’s debt securities, dated as of [        ], 2016 (the “Base Indenture”), duly executed and delivered by and among the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of [        ], 2016 (the “First Supplemental Indenture”), by and among the Company the Trustee, Elavon Financial Services DAC, UK Branch, as paying agent (the “Euro Paying Agent”) with respect to the Euro Offered Securities (as defined herein), and Elavon Financial Services DAC, as transfer agent (the “Transfer Agent”) and Security Registrar (the “Security Registrar”). By the terms of the Base Indenture, the Securities issuable thereunder are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This Security is one of the series designated on the face hereof (individually, a “Note,” and collectively, the “Notes”), and reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties and immunities of the Trustee, the Company and the Holders of the Notes (the “Noteholders”). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Base Indenture or the First Supplemental Indenture, as applicable.

1.         Interest. The Company promises to pay interest on the principal amount of this Note at an annual rate of 1.375%. The Company will pay interest annually on February 25 of each year (each such day, an “Interest Payment Date”). If any Interest Payment Date, redemption date or maturity date of this Note is not a Business Day, then payment of principal, premium, if any, or interest shall be made on the next Business Day with the same force and effect as if made on the nominal date such payment was due, and no interest shall accrue for the period after such nominal date to the date of such payment on the next Business Day. Interest on the Notes will accrue from the most recent date to which interest has been paid or duly provided for (or February 25, 2016, if no interest has been paid). Interest on the Notes will be calculated based on the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid (or February 25, 2016, if no interest has been paid), to but excluding the next scheduled Interest Payment Date (ACTUAL/ACTUAL (ICMA).

2.         Method of Payment. The Company will pay the interest installment on this Note that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for the Notes to the Person in whose name this Note (or one or more Predecessor Securities hereto) is registered at the close of business on the regular record date referred to on the facing page of this Note for such interest installment. In the event that this Note or a portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on this Note will be paid upon presentation and surrender of this Note as provided in the Indenture. All payments of interest and principal, including payments made upon any redemption or repurchase of this Note, will be payable in Euros except as set forth herein or in the First Supplemental Indenture. If, on or after the date hereof, the Euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the control of the Company or if the Euro is no longer being used by the then member states of the European Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in Dollars until the Euro is again available to the Company or so used. In such circumstances, the amount payable on any date in Euros will be converted into Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent Dollar/Euro exchange rate available on or prior to the second Business Day prior to the relevant payment date as determined by the Company in its sole discretion. Any payment in respect of the Notes so made in Dollars will not constitute an Event of Default under the Notes or the Indenture. Neither the Trustee nor the Euro Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

3.         Paying Agent, Transfer Agent and Security Registrar. Initially, Elavon Financial Services DAC, UK Branch will act as paying agent and Elavon Financial Services DAC will act as transfer agent and Security Registrar. The Company may change or appoint any paying agent, Security Registrar or transfer agent without prior notice to any Noteholder. The Company or any of its subsidiaries may act as paying agent, transfer agent or Security Registrar in respect of any Notes

4.         Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (“TIA”) as in effect on the date the Indenture is qualified. The Notes are subject to all such terms, and Noteholders are referred to the Indenture and TIA for a statement of such terms. The Notes are unsecured general obligations of the Company and constitute the series designated on the face hereof as the “1.375% Notes due 2025”, initially limited to €[500,000,000](13) in aggregate principal amount.

The Company will furnish to any Noteholder upon written request and without charge a copy of the Base Indenture and the First Supplemental Indenture. Requests may be made to: Johnson Controls International plc, One Albert Quay, Cork, Ireland.

5.         Optional Redemption. The Notes will be subject to redemption in accordance with the terms of Section 1.02(8)(B) of the First Supplemental Indenture and Articles III and XIV of the Base Indenture. If the giving of notice of redemption shall have been completed as provided in the Indenture, interest on such Notes or portions of Notes will cease to accrue on and after the date fixed for redemption, unless the Company defaults in the payment of the applicable redemption price and accrued interest (if any) with respect to any such Note or portion thereof. The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

6.         Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, unless the Company has exercised its right to redeem

(13) Amount to be conformed to result of applicable exchange offer described in the Registration Statement.

the Notes by giving irrevocable notice on or prior to the 30th day after the Change of Control Triggering Event in accordance with the Indenture, each Holder of Notes will have the right to require the Company to purchase all or a portion of such Holder’s Notes pursuant to a Change of Control Offer in accordance with Section 4.08 of the Base Indenture.

7.         Denominations, Transfer, Exchange. The Notes are in registered form without interest coupons in the denominations of €100,000 or any integral multiple of €1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. Subject to and in accordance with Section 2.05 of the Base Indenture, the Notes may be presented for exchange or for registration of transfer at the office of the Security Registrar or at the office of any transfer agent designated by the Company for such purpose.

8.         Persons Deemed Owners. Prior to the due presentment for the registration of a transfer of any Note, the Company, the Trustee, any applicable paying agent, any transfer agent and any Security Registrar may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and neither the Company nor the Trustee nor any applicable paying agent, transfer agent or Security Registrar shall be affected by any notice to the contrary.

9.         [Reserved].

10.      [Reserved].

11.      Defaults and Remedies. If an Event of Default shall have occurred and be continuing in respect of the Notes, in each and every such case, unless the principal of all the Notes shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then Outstanding, by notice in writing to the Company, and to the Trustee if given by such Noteholders, may declare the Notes to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, notwithstanding anything contained in the Indenture or in the Notes to the contrary.

12.      Trustee, Paying Agent, Transfer Agent and Security Registrar May Hold Notes. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest, it must either eliminate such conflict within 90 days, apply to the Commission for permission to continue as Trustee or resign. Any Authenticating Agent, paying agent, transfer agent or Security Registrar may do the same with like rights and duties. The Trustee must also comply with Section 7.08 of the Base Indenture.

13.      No Recourse Against Others. No recourse under or upon any obligation, covenant or agreement of the Indenture, or of any Note, or for any claim based thereon or otherwise in respect hereof or thereof, shall be had against any incorporator, shareholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor Person, either directly or through the Company or any such predecessor or successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that the Indenture, the Notes and the obligations issued hereunder and thereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors as such, of the Company or of any predecessor or successor Person, or any of them, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in any of the Notes or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director as such, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in any of the Notes or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of the Indenture and the issuance of the Notes.

14.      Discharge of Indenture. The Indenture contains certain provisions pertaining to discharge and defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

15.      Authentication. This Note shall not be valid until the Trustee or Authenticating Agent signs the certificate of authentication attached to the other side of this Note.

16.      [Reserved].

17.      Additional Amounts. The Company is obligated to pay Additional Amounts on this Note to the extent provided in Article XIV of the Indenture.

18.      Abbreviations. Customary abbreviations may be used in the name of a Noteholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

19.      Governing Law. The Indenture and this Note shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would require the application of any other law.

ASSIGNMENT FORM

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                           agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee: